Exhibit 32

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Medicine Man Technologies, Inc. (the “Company”) on Form 10-Q for the nine months ended September 30, 2019, as filed with the Securities and Exchange Commission on November 12, 2019 (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.       The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2019	/s/ Andrew Williams
Andrew Williams, Chief Executive Officer
(Principal Executive Officer)

Dated: November 12, 2019	/s/ Paul Dickman
Paul Dickman, Chief Financial Officer
(Principal Financial and Accounting Officer)